UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2021

VITALITY BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Avenue of the Stars, 2nd Floor Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	VBIO	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm

On June 10, 2021, Vitality Biopharma, Inc. (the “Company”) dismissed Weinberg and Co., P.A. (“Weinberg”) as the Company’s independent registered public accounting firm. The Board of Directors of the Company approved the decision to dismiss Weinberg. The Company has authorized Weinberg to respond fully to the inquiries of the successor auditors.

During the two fiscal years ended March 31, 2021, and the subsequent interim periods through June 10, 2021, there were no: (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Weinberg on the Company’s financial statements as of and for the years ended March 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Weinberg with a copy of the foregoing disclosures and requested Weinberg to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On June 4, 2021, the Company’s Audit Committee made a recommendation to the Company’s Board of Directors to engage Meaden & Moore, Ltd. (“Meaden & Moore”) as the Company’s new independent registered public accounting firm, and the Board accepted that recommendation and authorized the Company to execute an engagement letter with Meaden & Moore. On June 10, 2021, the Company engaged Meaden & Moore as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended March 31, 2021 and 2020, and through June 10, 2021, neither the Company nor anyone on its behalf consulted with Meaden & Moore regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Meaden & Moore that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” with its former auditors within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” within the meaning of Item 304(a)(1)(v) Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Weinberg and Co., P.A. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALITY BIOPHARMA, INC.

Dated: June 16, 2021	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer